Shareholders' Equity	12 Months Ended
Dec. 31, 2021
Stockholders' Equity Note [Abstract]
Shareholders' Equity
Note 7: Shareholders’ equity
Common stock
We have 200,000,000 total
authorized shares at December 31, 2021 and 20
20
. The par value per share
 is KRW10,000. Holders of outstanding shares of common stock are entitled to one vote for each share on all matters submitted to a vote of the holders of common stock. Holders of common stock are entitled to receive dividends that are declared by our board of directors out of legally available funds. In the event of a liquidation, dissolution or winding-up,
the holders of common stock are entitled to share ratably in the net assets remaining after payment of liabilities. There are no conversion rights, redemption rights or sinking fund provisions, and there are no dividends in arrears or default. All shares of common stock have equal distribution, liquidation and voting rights, and have no preferences or exchange rights.